                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/17/99                     /S/ JEFF TOBIAN
                                              (signature)

                                  JEFF TOBIAN
                                          (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/17/99                     /S/ ROBERT L. STARKS
                                              (signature)

                                   ROBERT L. STARKS
                                          (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/17/99                     /S/ L. RICHARD MARZKE
                                              (signature)

                                   L. RICHARD MARZKE
                                         (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/25/99                     /S/ JAMES F. MURPHY
                                              (signature)

                                   JAMES F. MURPHY
                                         (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 3/05/99                     /S/ JAMES E. LEBLANC
                                              (signature)

                                   JAMES E. LEBLANC
                                         (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/19/99                     /S/ THOMAS T. HUFF
                                              (signature)

                                   THOMAS T. HUFF
                                          (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/24/99                     /S/ LOUIS A. DESENBERG
                                              (signature)

                                   LOUIS A. DESENBERG
                                          (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/20/99                     /S/ RONALD L. ZILE
                                              (signature)

                                   RONALD L. ZILE
                                          (type or print name)

                         LIMITED POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint DAN L. SMITH and WAYNE R. KOEBEL, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Shoreline Financial Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: 2/24/99                     /S/ MERLIN J. HANSON
                                              (signature)

                                   MERLIN J. HANSON, DIRECTOR
                                          (type or print name)